As filed with the Securities and Exchange Commission on March 12, 2008           Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

GTx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	62-1715807
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

3 N. Dunlap Street
Van Vleet Building
Memphis, TN 38163
(901) 523-9700
(Address of principal executive offices, including zip code)

2004 Equity Incentive Plan
Amended and Restated 2004 Non-Employee Directors’ Stock Option Plan
(Full titles of the plans)

Mitchell S. Steiner, M.D., F.A.C.S.
Chief Executive Officer
GTx, Inc.
3 N. Dunlap Street
Van Vleet Building
Memphis, TN 38163
(901) 523-9700
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Suzanne Sawochka Hooper, Esq.
Cooley Godward Kronish LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306-2155
(650) 843-5000

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐
CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum
Title of Securities	Amount to be	Offering	Aggregate	Amount of
to be Registered	Registered (1)	Price Per Share (2)	Offering Price (2)	Registration Fee
Common Stock, par value $0.001 per share	1,809,448 shares	$13.52	$24,463,736.96	$961.42

(1)	Pursuant to Rule 416 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s Common Stock that become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of the Registrant’s Common Stock.

(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) promulgated under the Securities Act. The offering price per share and aggregate offering price are based upon the average of the high and low prices of the Registrant’s Common Stock as reported on the NASDAQ Global Market on March 10, 2008, in accordance with Rule 457(c) of the Securities Act.

The chart below details the calculation of the registration fee:

	Number of	Offering Price
Title of Securities to be Registered	Shares	Per Share	Aggregate Offering Price

Common Stock, par value $0.001 per share, reserved for future issuance under the 2004 Equity Incentive Plan	1,696,447	$13.52	$22,935,963.44

Common Stock, par value $0.001 per share, reserved for future issuance under the Amended and Restated 2004 Non-Employee Directors’ Stock Option Plan	113,001	$13.52	$1,527,773.52

Total	1,809,448		$24,463,736.96

SIGNATURES
EXHIBIT INDEX
EXHIBIT 5.1
EXHIBIT 23.1

EXPLANATORY NOTE
     This Registration Statement on Form S-8 is being filed for the purpose of registering an additional (i) 1,696,447 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2004 Equity Incentive Plan, and (ii) 113,001 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s Amended and Restated 2004 Non-Employee Directors’ Stock Option Plan.
INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION
STATEMENTS ON FORM S-8
     The contents of the Registration Statements on Form S-8 (File Nos. 333-136527 and 333-112576) are incorporated by reference herein.
EXHIBITS

Exhibit
Number	Description
3.1	Restated Certificate of Incorporation(1)

3.2	Amended and Restated Bylaws(2)

4.1	Reference is made to Exhibits 3.1 and 3.2

4.2	Specimen Common Stock Certificate(3)

4.3	Amended and Restated Registration Rights Agreement between Registrant and Oracle Partners, L.P. dated August 7, 2003(3)

4.4	Amended and Restated Registration Rights Agreement between Registrant and J. R. Hyde, III dated August 7, 2003(3)

4.5	Consent, Waiver and Amendment between the Registrant and Oracle Partners, L.P., Oracle Investment Management, Inc. and Oracle Institutional Partners, L.P. dated November 29, 2007(4)

4.6	Consent, Waiver and Amendment between Registrant and J. R. Hyde, III and Pittco Associates, L.P. dated December 3, 2007(4)

4.7	Registration Rights Agreement between Registrant and Merck & Co., Inc. dated December 18, 2007(5)

5.1	Opinion of Cooley Godward Kronish llp

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Cooley Godward Kronish llp is contained in Exhibit 5.1 to this Registration Statement

24.1	Power of Attorney (contained on the signature pages hereto)

99.1	2004 Equity Incentive Plan and Form of Stock Option Agreement(3)

99.2	Amended and Restated 2004 Non-Employee Directors’ Stock Option Plan(6)

99.3	Form of Stock Option Agreement under the Amended and Restated 2004 Non-Employee Directors’ Stock Option Plan(7)

(1)	Filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-3 (File No. 333-127175), filed with the SEC on August 4, 2005, and incorporated herein by reference.

(2)	Filed as the like numbered Exhibit to the Registrant’s Current Report on Form 8-K (File No. 000-50549), filed with the SEC on July 26, 2007, and incorporated herein by reference.

(3)	Filed as the like numbered Exhibit to the Registrant’s Registration Statement on Form S-1 or amendments thereto (File No. 333-109700), originally filed with the Securities and Exchange Commission on October 15, 2003, as amended, and incorporated herein by reference.

(4)	Filed as the like numbered Exhibit to the Registrant’s Registration Statement on Form S-3 (File No. 333-148321), filed with the SEC on December 26, 2007, and incorporated herein by reference.

(5)	Filed as the like numbered Exhibit to the Registrant’s Current Report on Form 8-K (File No. 000-50549), filed with the SEC on December 18, 2007, and incorporated herein by reference.

(6)	Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 000-50549), filed with the SEC on April 27, 2006, and incorporated herein by reference.

(7)	Filed as Exhibit 10.35 to the Registrant’s Quarterly Report on Form 10-Q (File No. 000-50549), filed with the SEC on August 9, 2006, and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee, on this 12th day of March, 2008.

GTx, Inc.
By:	/s/ MITCHELL S. STEINER
Mitchell S. Steiner, M.D., F.A.C.S.
Chief Executive Officer

POWER OF ATTORNEY
     Know All Persons By These Presents, that each person whose signature appears below constitutes and appoints Mitchell S. Steiner, Marc S. Hanover, Henry P. Doggrell and Mark E. Mosteller, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”), and generally to do all such things in their names and behalf in their capacities as officers and directors to enable the registrant to comply with the provisions of the Securities Act of 1933 and all requirements of the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MITCHELL S. STEINER Mitchell S. Steiner, M.D., F.A.C.S.	Chief Executive Officer, Vice-Chairman and Director (Principal Executive Officer)	March 12, 2008

/s/ MARK E. MOSTELLER Mark E. Mosteller	Chief Financial Officer (Principal Accounting and Financial Officer)	March 12, 2008

/s/ J.R. HYDE, III J.R. Hyde, III	Chairman of the Board of Directors	March 12, 2008

/s/ MARC S. HANOVER Marc S. Hanover	Director	March 12, 2008

/s/ MICHAEL G. CARTER Michael G. Carter, M.D.	Director	March 12, 2008

/s/ ANDREW M. CLARKSON Andrew M. Clarkson	Director	March 12, 2008

/s/ J. KENNETH GLASS J. Kenneth Glass	Director	March 12, 2008

/s/ ROBERT W. KARR Robert W. Karr, M.D.	Director	March 12, 2008

/s/ ROSEMARY MAZANET Rosemary Mazanet, M.D., Ph.D.	Director	March 12, 2008

/s/ JOHN H. PONTIUS John H. Pontius	Director	March 12, 2008

/s/ TIMOTHY R. G. SEAR Timothy R. G. Sear	Director	March 12, 2008

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Restated Certificate of Incorporation(1)

3.2	Amended and Restated Bylaws(2)

4.1	Reference is made to Exhibits 3.1 and 3.2

4.2	Specimen Common Stock Certificate(3)

4.3	Amended and Restated Registration Rights Agreement between Registrant and Oracle Partners, L.P. dated August 7, 2003(3)

4.4	Amended and Restated Registration Rights Agreement between Registrant and J. R. Hyde, III dated August 7, 2003(3)

4.5	Consent, Waiver and Amendment between the Registrant and Oracle Partners, L.P., Oracle Investment Management, Inc. and Oracle Institutional Partners, L.P. dated November 29, 2007(4)

4.6	Consent, Waiver and Amendment between Registrant and J. R. Hyde, III and Pittco Associates, L.P. dated December 3, 2007(4)

4.7	Registration Rights Agreement between Registrant and Merck & Co., Inc. dated December 18, 2007(5)

5.1	Opinion of Cooley Godward Kronish llp

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Cooley Godward Kronish llp is contained in Exhibit 5.1 to this Registration Statement

24.1	Power of Attorney (contained on the signature pages hereto)

99.1	2004 Equity Incentive Plan and Form of Stock Option Agreement(3)

99.2	Amended and Restated 2004 Non-Employee Directors’ Stock Option Plan(6)

99.3	Form of Stock Option Agreement under the Amended and Restated 2004 Non-Employee Directors’ Stock Option Plan(7)

(1)	Filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-3 (File No. 333-127175), filed with the SEC on August 4, 2005, and incorporated herein by reference.

(2)	Filed as the like numbered Exhibit to the Registrant’s Current Report on Form 8-K (File No. 000-50549), filed with the SEC on July 26, 2007, and incorporated herein by reference.

(3)	Filed as the like numbered Exhibit to the Registrant’s Registration Statement on Form S-1 or amendments thereto (File No. 333-109700), originally filed with the Securities and Exchange Commission on October 15, 2003, as amended, and incorporated herein by reference.

(4)	Filed as the like numbered Exhibit to the Registrant’s Registration Statement on Form S-3 (File No. 333-148321), filed with the SEC on December 26, 2007, and incorporated herein by reference.

(5)	Filed as the like numbered Exhibit to the Registrant’s Current Report on Form 8-K (File No. 000-50549), filed with the SEC on December 18, 2007, and incorporated herein by reference.

(6)	Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 000-50549), filed with the SEC on April 27, 2006, and incorporated herein by reference.

(7)	Filed as Exhibit 10.35 to the Registrant’s Quarterly Report on Form 10-Q (File No. 000-50549), filed with the SEC on August 9, 2006, and incorporated herein by reference.